Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hollywood Entertainment Corporation (the "Company") on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of section
	13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the Company.


/s/ Mark J. Wattles                       /s/ James A. Marcum
-----------------------------             ----------------------------
Mark J. Wattles                           James A. Marcum
Chairman, President and Chief             Executive Vice President and
Executive Officer                         Chief Financial Officer


Dated:  May 14, 2003